                                  EXHIBIT 23.2




                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Genesis Health Ventures, Inc., dated September 12, 1996, for the registration of 159,499 shares of its common stock and to the incorporation by reference therein of our report dated February 24, 1995, with respect to the financial statements of McKerley Health Care Centers, Inc. included in Genesis Health Ventures, Inc.'s Current Report (Form 8K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.


                                                 /s/ Ernst & Young LLP
                                                     ------------------------
                                                     Ernst & Young LLP

Manchester, New Hampshire
September 6, 1996

                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Genesis Health Ventures, Inc., dated September 12, 1996, for the registration of 159,499 shares of its common stock and to the incorporation by reference therein of our report dated February 6, 1995, with respect to the financial statements and other financial information of McKerley Health Care Center--Concord Limited Partnership included in Genesis Health Ventures, Inc.'s Current Report (Form 8K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.

                                                 /s/ Ernst & Young LLP
                                                     ------------------------
                                                     Ernst & Young LLP

Manchester, New Hampshire
September 6, 1996

                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Genesis Health Ventures, Inc., dated September 12, 1996, for the registration of 159,499 shares of its common stock and to the incorporation by reference therein of our report dated February 24, 1995, with respect to the financial statements of McKerley Health Facilities included in Genesis Health Ventures, Inc.'s Current Report (Form 8K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.


                                                 /s/ Ernst & Young LLP
                                                     ------------------------
                                                     Ernst & Young LLP

Manchester, New Hampshire
September 6, 1996

                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" in the
Registration Statement (Form S-3 No. 333-    ) and related Prospectus of Genesis
Health Ventures, Inc. for the registration of 159,499 shares of its common stock and to the incorporation by reference therein of our report dated March 15, 1996, with respect to the combined financial statements of National Health Care Affiliates, Inc. and Related Entities for the year ended December 31, 1995, included in Genesis Health Ventures, Inc.'s Current Report (Form 8-K/A), dated May 3, 1996, filed with the Securities and Exchange Commission.







                                                 /s/ Ernst & Young LLP
                                                     ------------------------
                                                     Ernst & Young LLP


Buffalo, New York
September 12, 1996